Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

Earnings Release Data Supplement

Herman Miller, Inc. (together with its consolidated subsidiaries, the "company", "we", "our" or "us") provides this supplement to assist investors in evaluating the company's financial and operating results and metrics. We suggest that the narratives to each of the tables included in this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures, as explained in more detail in Section II below. The company intends to update this supplement on a quarterly basis.

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

I. Operating Segment Information

The table below summarizes select financial information, for the periods indicated, related to each of the company’s reportable operating segments. The North American Furniture Solutions segment includes the operations associated with the design, manufacture, and sale of furniture products for work-related settings, including office, education, and healthcare environments, throughout the United States and Canada. The business associated with the company's owned contract furniture dealers is also included in the North American Furniture Solutions segment. The ELA Furniture Solutions segment includes EMEA, Latin America, and Asia-Pacific. ELA includes the operations associated with the design, manufacture, and sale of furniture products, primarily for work-related settings, in these aforementioned geographic regions. The Specialty segment includes the operations associated with the design, manufacture, and sale of high-end furniture products and textiles including Geiger wood products, Maharam textiles and Herman Miller Collection products. The Consumer segment includes operations associated with the sale of modern design furnishings and accessories to third party retail distributors, as well as, direct to consumer sales through eCommerce and Design Within Reach retail studios. The Corporate category consists primarily of unallocated corporate expenses including, if applicable to the periods shown, restructuring, impairment, and acquisition related costs.

	Three Months Ended
Net Sales	8/30/2014	8/31/2013
North America	$321.1	$318.2
ELA	95.4	81.6
Specialty	54.6	52.0
Consumer	38.6	16.3
Corporate	—	—
Total	$509.7	$468.1

% Change in Net Sales
North America	0.9%
ELA	16.9%
Specialty	5.0%
Consumer	136.8%
Corporate	n/a
Total	8.9%

Operating Earnings (Loss)
North America	$36.2	$34.0
ELA	3.1	(0.1)
Specialty	2.9	1.8
Consumer	2.3	3.4
Corporate	(2.3)	—
Total	$42.2	$39.1

Operating Earnings (Loss) % Net Sales
North America	11.3%	10.7%
ELA	3.2%	(0.1)%
Specialty	5.3%	3.5%
Consumer	6.0%	20.9%
Corporate	n/a	n/a
Total	8.3%	8.4%

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

II. Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures; including Adjusted Earnings per Share, Adjusted Operating Earnings, Adjusted EBITDA, and Organic Growth (Decline). Adjusted Earnings per Share and Adjusted Operating Earnings are calculated by excluding from Earnings per Share and Operating Earnings items that we believe are not indicative of our ongoing operating performance. For the periods covered by this release, such items consist of expenses associated with restructuring actions taken to adjust our cost structure to the current business climate, transition-related expenses, including amortization and settlement expenses, relating to defined benefit pension plans that we have terminated, expenses associated with the valuation of inventories under purchase accounting, and transaction expenses associated with our acquisition of DWR. Adjusted EBITDA is calculated by excluding depreciation and amortization from Adjusted Operating Earnings. We present Adjusted Earnings per Share, Adjusted Operating Earnings, and Adjusted EBITDA because we consider them to be important supplemental measures of our performance and believe them to be useful in analyzing ongoing results from operations. Organic Growth (Decline) represents the change in revenue and orders, excluding currency translation effects and the impacts of acquisitions and divestitures.

Adjusted Earnings per Share, Adjusted Operating Earnings, Adjusted EBITDA and Organic Growth (Decline) are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results.

A. Reconciliation of Earnings per Share to Adjusted Earnings per Share	Three Months Ended
	8/30/2014	8/31/2013
Earnings per Share - Diluted	$0.42	$0.38
Add: Legacy Pension Expenses (1)	—	0.03
Add: Inventory Purchase Accounting Adjustments	0.03	0.02
Add: Acquisition Expenses	0.02	—
Adjusted Earnings per Share – Diluted	$0.47	$0.43

Weighted Average Shares Outstanding used for Calculating Adjusted Earnings per Share – Diluted	59,911,852	59,336,842

B. Reconciliation of Operating Earnings to Adjusted Operating Earnings and Adjusted EBITDA	Three Months Ended
	8/30/2014	8/31/2013
Operating Earnings	$42.2	$39.1
Add: Legacy Pension Expenses (1)	—	3.1
Add: Inventory Purchase Accounting Adjustments	3.0	1.4
Add: Acquisition Expenses	2.0	—
Adjusted Operating Earnings	$47.2	$43.6

Add: Depreciation and Amortization	12.0	11.1
Adjusted EBITDA	$59.2	$54.7

(1) At the end of fiscal 2012, the company modified the asset allocations strategy of its U.S. defined benefit pension plans. This change was made in response to the decision to close and ultimately terminate these plans. Legacy Pension Expenses are included as an adjustment to Operating Earnings only in periods subsequent to this change in allocation.

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

C. Reconciliation of Operating Earnings to Adjusted Operating Earnings and Adjusted EBITDA by Segment

	Three Months Ended						Three Months Ended
	8/30/14						8/31/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total

Operating Earnings (Loss)	$36.2	$3.1	$2.9	$2.3	$(2.3)	$42.2	$34.0	$(0.1)	$1.8	$3.4	$—	$39.1
% Net Sales	11.3%	3.2%	5.3%	6.0%	n/a	8.3%	10.7%	(0.1)%	3.5%	20.9%	n/a	8.4%

Add: Inventory Purchase Accounting Adjustment	—	—	—	3.0	—	3.0	—	—	1.4	—	—	1.4
Add: Legacy Pension Expenses (1)	—	—	—	—	—	—	2.7	—	0.5	(0.1)	—	3.1
Acquisition Expenses	—	—	—	—	2.0	2.0	—	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$36.2	$3.1	$2.9	$5.3	$(0.3)	$47.2	$36.7	$(0.1)	$3.7	$3.3	$—	$43.6
% Net Sales	11.3%	3.2%	5.3%	13.7%	n/a	9.3%	11.5%	(0.1)%	7.1%	20.2%	n/a	9.3%

Add: Depreciation and Amortization	7.2	2.2	1.7	0.9	—	12.0	7.1	2.0	1.7	0.3	—	11.1
Adjusted EBITDA	$43.4	$5.3	$4.6	$6.2	$(0.3)	$59.2	$43.8	$1.9	$5.4	$3.6	$—	$54.7
(1) At the end of fiscal 2012, the company modified the asset allocations strategy of its U.S. defined benefit pension plans. This change was made in response to the decision to close and ultimately terminate these plans. Legacy Pension Expenses are included as an adjustment to Operating Earnings only in periods subsequent to this change in allocation.

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

D. Reconciliation of Operating Earnings to Adjusted Operating Earnings and EBITDA by Segment - Fiscal 2014

	Three Months Ended				Year-to-Date
	August 31, 2013	November 30, 2013	March 1, 2014	May 31, 2014	May 31, 2014
North America Furniture Solutions
Operating Earnings (Loss)	$34.0	$(119.0)	$26.7	$31.3	$(27.0)
% of Net Sales	10.7%	(40.1)%	9.1%	10.2%	(2.2)%
Add: Inventory Step-up Expense	—	—	—	—	—
Add: Legacy Pension Expenses (1)	2.7	144.3	—	—	147.0
Add: Restructuring / Impairment Expense	—	—	—	—	—
Add: POSH Cont. Consid. Reduction	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$36.7	$25.3	$26.7	$31.3	$120.0
% of Net Sales	11.5%	8.5%	9.1%	10.2%	9.9%

Add: Depreciation and Amortization	7.1	7.6	7.0	5.1	26.8
Adjusted EBITDA	$43.8	$32.9	$33.7	$36.4	$146.8

ELA Furniture Solutions
Operating Earnings (Loss)	$(0.1)	$8.2	$4.7	$10.3	$23.1
% of Net Sales	(0.1)%	8.0%	4.8%	9.4%	5.9%
Add: Inventory Step-up Expense	—	—	—	—	—
Add: Legacy Pension Expenses (1)	—	—	—	—	—
Add: Restructuring / Impairment Expense	—	—	—	—	—
Add: POSH Cont. Consid. Reduction	—	—	—	(2.6)	(2.6)
Adjusted Operating Earnings (Loss)	$(0.1)	$8.2	$4.7	$7.7	$20.5
% of Net Sales	(0.1)%	8.0%	4.8%	7.0%	5.2%

Add: Depreciation and Amortization	2.0	1.4	1.8	2.4	7.6
Adjusted EBITDA	$1.9	$9.6	$6.5	$10.1	$28.1

Specialty
Operating Earnings (Loss)	$1.8	$(8.9)	$(0.2)	$2.0	$(5.3)
% of Net Sales	3.5%	(16.7)%	(0.4)%	3.8%	(2.6)%
Add: Inventory Step-up Expense	1.4	—	—	—	1.4
Add: Legacy Pension Expenses (1)	0.5	11.7	—	—	12.2
Add: Restructuring / Impairment Expense	—	—	—	—	—
Add: POSH Cont. Consid. Reduction	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$3.7	$2.8	$(0.2)	$2.0	$8.3
% of Net Sales	7.1%	5.3%	(0.4)%	3.8%	4.0%

Add: Depreciation and Amortization	1.7	1.3	1.6	2.2	6.8
Adjusted EBITDA	$5.4	$4.1	$1.4	$4.2	$15.1

(1) At the end of fiscal 2012, the company modified the asset allocations strategy of its U.S. defined benefit pension plans. This change was made in response to the decision to close and ultimately terminate these plans. Legacy Pension Expenses are included as an adjustment to Operating Earnings only in periods subsequent to this change in allocation.

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

D. Reconciliation of Operating Earnings to Adjusted Operating Earnings and EBITDA by Segment - Fiscal 2014 - Continued

	Three Months Ended				Year-to-Date
	August 31, 2013	November 30, 2013	March 1, 2014	May 31, 2014	May 31, 2014
Consumer
Operating Earnings (Loss)	$3.4	$(1.3)	$3.8	$4.0	$9.9
% of Net Sales	20.9%	(7.6)%	22.9%	22.6%	14.6%
Add: Inventory Step-up Expense	—	—	—	—	—
Add: Legacy Pension Expenses (1)	(0.1)	5.3	—	—	5.2
Add: Restructuring / Impairment Expense	—	—	—	—	—
Add: POSH Cont. Consid. Reduction	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$3.3	$4.0	$3.8	$4.0	$15.1
% of Net Sales	20.2%	23.4%	22.9%	22.6%	22.3%

Add: Depreciation and Amortization	0.3	0.2	0.3	0.4	1.2
Adjusted EBITDA	$3.6	$4.2	$4.1	$4.4	$16.3

Corporate
Operating Earnings (Loss)	$—	$(4.2)	$(0.9)	$(21.3)	$(26.4)
% of Net Sales	n/a	n/a	n/a	n/a	n/a
Add: Inventory Step-up Expense	—	—	—	—	—
Add: Legacy Pension Expenses (1)	—	—	—	—	—
Add: Restructuring / Impairment Expense	—	4.0	1.1	21.4	26.5
Add: POSH Cont. Consid. Reduction	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$—	$(0.2)	$0.2	$0.1	$0.1
% of Net Sales	n/a	n/a	n/a	n/a	n/a

Add: Depreciation and Amortization	—	—	—	—	—
Adjusted EBITDA	$—	$(0.2)	$0.2	$0.1	$0.1

Herman Miller, Inc.
Operating Earnings (Loss)	$39.1	$(125.2)	$34.1	$26.3	$(25.7)
% of Net Sales	8.4%	(26.6)%	7.5%	5.4%	(1.4)%
Add: Inventory Step-up Expense	1.4	—	—	—	1.4
Add: Legacy Pension Expenses (1)	3.1	161.3	—	—	164.4
Add: Restructuring / Impairment Expense	—	4.0	1.1	21.4	26.5
Add: POSH Cont. Consid. Reduction	—	—	—	(2.6)	(2.6)
Adjusted Operating Earnings (Loss)	$43.6	$40.1	$35.2	$45.1	$164.0
% of Net Sales	9.3%	8.5%	7.7%	9.3%	8.7%

Add: Depreciation and Amortization	11.1	10.5	10.7	10.1	42.4
Adjusted EBITDA	$54.7	$50.6	$45.9	$55.2	$206.4

(1) At the end of fiscal 2012, the company modified the asset allocations strategy of its U.S. defined benefit pension plans. This change was made in response to the decision to close and ultimately terminate these plans. Legacy Pension Expenses are included as an adjustment to Operating Earnings only in periods subsequent to this change in allocation.

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

E. Organic Sales Growth (Decline) by Segment

	Three Months Ended						Three Months Ended
	8/30/14						8/31/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Net Sales, as reported	$321.1	$95.4	$54.6	$38.6	$—	$509.7	$318.2	$81.6	$52.0	$16.3	$—	$468.1
% change from PY	0.9%	16.9%	5.0%	136.8%	n/a	8.9%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(2.6)	—	—	—	—	(2.6)
Currency Translation Effects (2)	0.8	(1.9)	0.1	—	—	(1.0)	—	—	—		—	—
Acquisition	—	—	—	(21.6)	—	(21.6)	—	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	1.6	—	1.6	—	—	—	—	—	—
Net sales, proforma	$321.9	$93.5	$54.7	$18.6	$—	$488.7	$315.6	$81.6	$52.0	$16.3	$—	$465.5
% change from PY	2.0%	14.6%	5.2%	14.1%	n/a	5.0%

(2) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

F. Organic Order Growth (Decline) by Segment

	Three Months Ended						Three Months Ended
	8/30/14						8/31/13
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Orders, as reported	$312.7	$111.8	$57.1	$35.4	$—	$517.0	$298.7	$99.2	$53.4	$19.9	$—	$471.2
% change from PY	4.7%	12.7%	6.9%	77.9%	n/a	9.7%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(2.6)	—	—	—	—	(2.6)
Currency Translation Effects (2)	1.0	(2.0)	—	—	—	(1.0)	—	—	—	—	—	—
Acquisition	—	—	—	(20.4)	—	(20.4)	—	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	1.1	—	1.1	—	—	—	—	—	—
Orders, proforma	$313.7	$109.8	$57.1	$16.1	$—	$496.7	$296.1	$99.2	$53.4	$19.9	$—	$468.6
% change from PY	5.9%	10.7%	6.9%	(19.1)%	n/a	6.0%

(2) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

G. DWR Studio Annualized Net Revenue per Square Foot - Trailing Eight Quarters

	Q1 Fiscal 2015	Q4 Fiscal 2014	Q3 Fiscal 2014	Q2 Fiscal 2014
Average Studio Square Footage	240,350	225,518	215,521	215,472
Annualized Net Revenue per Square Foot	$753	$765	$656	$780
Studio Count at Quarter End	38	39	38	41

	Q1 Fiscal 2014	Q4 Fiscal 2013	Q3 Fiscal 2013	Q2 Fiscal 2013
Average Studio Square Footage	218,372	223,272	212,123	198,974
Annualized Net Revenue per Square Foot	$658	$718	$617	$669
Studio Count at Quarter End	41	43	44	44

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

H. Sales and Earnings Guidance - Upcoming Quarter	Company Guidance
Q2 Fiscal 2015
Net Sales	$550 to $570
Gross Margin %	37% to 38%
Operating Expenses	$156 to $160
Effective Tax Rate	33% to 35%
Adjusted Earnings Per Share, Diluted	$0.50 to $0.54

Herman Miller Inc. Supplemental Financial Data
Three Months Ended 8/30/2014
(Unaudited) ($ in millions except per share data and square footage metrics)

Forward Looking Statements

This document and the related earnings press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” “likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, employment and general economic conditions, the pace of economic recovery in the U.S. and international markets, the level of anticipated pension expenses, the pace and level of government procurement, the impact of the Affordable Care Act on healthcare markets, the increase in white-collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive-pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, currency fluctuations, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and customers, the mix of our products purchased by customers, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, the outcome of pending litigation or governmental audits or investigations, political risk in the markets we serve, and other risks identified in our filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc. undertakes no obligation to update, amend or clarify forward-looking statements.